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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): February 26, 2001
                                                  -----------------


                                BRIGHTPOINT, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                    0-23494                     35-1778566
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(State or other               (Commission                  (IRS Employer
jurisdiction of               File Number)               Identification No.)
incorporation)


6402 Corporate Drive, Indianapolis, Indiana       46278
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(Address of principal executive offices)        (zip code)


Registrant's telephone number, including area code (317) 297-6100
                                                   --------------


--------------------------------
(Former name or former address, if changed since the last report)


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Item 5.  Other Events.

On February 26, 2001 Brightpoint, Inc. issued a press release in the form attached hereto as Exhibit 99.1 which is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information
            and Exhibits.

(a)-(b) Not Applicable

(c)  Exhibits.

  99.1  Brightpoint, Inc. Press Release dated December 26, 2001.
  99.2  Cautionary Statements.













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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BRIGHTPOINT, INC.


                                    By /s/ Steven E. Fivel
                                       ------------------------------------
                                       Steven E. Fivel, Executive
                                          Vice President and General Counsel


Dated:  February 27, 2001

















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